EXHIBIT 99.2

FIRST QUARTER 2011

Supplemental Operating and Financial Data

Camden Design District - Dallas, TX
Acquired March 21, 2011 - 355 Units

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2011 OPERATING RESULTS

Houston, TEXAS (April 28, 2011) – Camden Property Trust (NYSE: CPT) today announced operating results for the three months ended March 31, 2011.

Funds from Operations (“FFO”)
FFO for the first quarter of 2011 totaled $0.72 per diluted share or $54.1 million, as compared to $0.68 per diluted share or $47.0 million for the same period in 2010.  FFO for the three months ended March 31, 2011 included a net $3.3 million or $0.04 per diluted share impact related to other income of $4.3 million from the sale of an available-for-sale investment, partially offset by $1.0 million of income taxes associated with that gain, and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees.  FFO for the three months ended March 31, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $7.3 million or $0.10 per diluted share for the first quarter of 2011, as compared to $2.3 million or $0.03 per diluted share for the same period in 2010.  EPS for the three months ended March 31, 2011 included a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.  EPS for the three months ended March 31, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,600 apartment homes included in consolidated same property results, first quarter 2011 same property net operating income (“NOI”) increased 6.2% compared to the first quarter of 2010, with revenues increasing 3.7% and expenses increasing 0.2%.  On a sequential basis, first quarter 2011 same property NOI declined 0.5% compared to the fourth quarter of 2010, with revenues increasing 1.5% and expenses increasing 4.7% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 93.9% during the first quarter of 2011, compared to 93.5% in the fourth quarter of 2010 and 93.4% in the first quarter of 2010.

The Company defines same property communities as communities owned and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Camden completed three acquisitions during the quarter for approximately $123 million through its Multifamily Value Add Fund (“Fund), in which it owns a 20% interest.  The Fund acquired Camden Heights, a 352-home stabilized apartment community located in Houston, TX; Camden Design District, a 355-home stabilized apartment community located in Dallas, TX; and Camden Phipps, a 234-home stabilized apartment community located in Atlanta, GA.

Disposition Activity
During the first quarter, Camden sold its ownership interests in three unconsolidated joint ventures for total proceeds of $19.3 million and recognized a gain of $1.1 million.  The joint ventures were comprised of two operating communities with 459 apartment homes and one parcel of undeveloped land, all located in Houston, TX.

Development Activity
Lease-up continued during the first quarter at Camden Ivy Hall, a $17 million joint venture community owned by the Fund which is currently 85% leased.  Construction continued during the quarter on two wholly-owned development communities:  Camden LaVina, a $61 million project in Orlando, FL; and Camden Summerfield II, a $32 million project in Landover, MD.  Initial occupancy at these communities is scheduled for mid- to late 2011, with construction completions expected by early to mid-2012.  In addition, the Company began construction during the first quarter on Camden Royal Oaks II, a $14 million project in Houston, TX scheduled for initial occupancy in late 2011 with construction completion expected in early to mid-2012.

Subsequent to quarter-end, the Company began construction on three additional wholly-owned development communities comprising 978 apartment homes for a total cost of $141 million:  Camden Montague in Tampa, FL, a $23 million project with 192 apartment homes; Camden Westchase in Tampa, FL, a $52 million project with 348 apartment homes; and Camden Town Square in Orlando, FL, a $66 million project with 438 apartment homes.

In addition, Camden sold a land parcel in Washington, DC to the Fund for approximately $9.4 million subsequent to quarter-end, and the Company was reimbursed for previously written-off third party development costs, resulting in a gain of $4.7 million that will be recorded in the second quarter of 2011.  Construction on this community - Camden South Capitol, an $88 million project with 276 apartment homes – also commenced subsequent to quarter-end.

The Company has four additional development communities expected to begin construction later in 2011 or during 2012.

Equity Issuance
During the first quarter, Camden issued 71,343 common shares through its at-the-market (“ATM”) share offering program at an average price of $54.06 per share, for total net consideration of approximately $3.8 million.  Subsequent to quarter-end, the Company issued an additional 181,155 common shares through its ATM program at an average price of $56.50 per share, for total net consideration of approximately $10.1 million.

Earnings Guidance
Camden updated its earnings guidance for 2011 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2011 FFO is expected to be $2.90 to $3.10 per diluted share, and full-year 2011 EPS is expected to be $0.39 to $0.59 per diluted share.  Second quarter 2011 earnings guidance is $0.76 to $0.80 per diluted share for FFO and $0.14 to $0.18 per diluted share for EPS.  The Company’s earnings guidance for second quarter 2011 and full-year 2011 both include the impact of the $4.7 million or $0.06 per diluted share gain on the sale of its South Capitol land parcel in Washington, DC, but exclude other potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2011 earnings guidance is based on projections of same property revenue growth between 4.0% and 5.0%, expense growth between 2.5% and 3.5%, and NOI growth between 5.0% and 6.0%.  Additional information on the Company’s 2011 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, April 29, 2011 at 11:00 a.m. Central Time to review its first quarter 2011 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 3154019, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 187 properties containing 63,798 apartment homes across the United States.  Upon completion of seven properties under development, the Company's portfolio will increase to 65,763 apartment homes in 194 properties.  Camden was recently named by FORTUNE® Magazine for the fourth consecutive year as one of the “100 Best Companies to Work For” in America, placing 7th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2011		2010
Total property revenues (a)	$161,147		$149,452

EBITDA	87,497		80,250

Net income attributable to common shareholders	7,286		2,285
Per share - basic	0.10		0.03
Per share - diluted	0.10		0.03

Income from continuing operations attributable to common shareholders	7,286		1,587
Per share - basic	0.10		0.02
Per share - diluted	0.10		0.02

Funds from operations	54,113		46,982
Per share - diluted	0.72		0.68

Dividends per share	0.49		0.45
Dividend payout ratio	68.1%		66.2%

Interest expensed (including discontinued operations)	29,737		31,555
Interest capitalized	1,815		1,299
Total interest incurred	31,552		32,854

Principal amortization	1,395		1,156
Preferred distributions	1,750		1,750

Interest expense coverage ratio	2.9	x	2.5	x
Total interest coverage ratio	2.8	x	2.4	x
Fixed charge expense coverage ratio	2.7	x	2.3	x
Total fixed charge coverage ratio	2.5	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.8	x	2.5	x

Same property NOI increase (decrease) (b)	6.2%		(9.1%)
(# of apartment homes included)	47,600		47,359

Gross turnover of apartment homes (annualized)	49%		53%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	42%		44%

	As of March 31,
	2011	2010
Total assets	$4,583,293	$4,527,879
Total debt	$2,474,520	$2,570,661
Common and common equivalent shares, outstanding end of period (c)	75,102	69,766
Share price, end of period	$56.82	$41.63
Preferred units, end of period	$97,925	$97,925
Book equity value, end of period (d)	$1,836,946	$1,698,816
Market equity value, end of period (d)	$4,367,296	$3,004,359

(a)	Excludes discontinued operations.

(b)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

(c)
Includes at March 31, 2011: 72,625 common shares (including 558 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,477).

(d)	Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2011	2010
Property revenues
Rental revenues	$138,780	$128,851
Other property revenues	22,367	20,601
Total property revenues	161,147	149,452

Property expenses
Property operating and maintenance	46,225	43,771
Real estate taxes	17,707	18,076
Total property expenses	63,932	61,847

Non-property income
Fee and asset management	1,838	1,838
Interest and other income	4,771	3,045
Income on deferred compensation plans	5,954	3,482
Total non-property income	12,563	8,365

Other expenses
Property management	5,319	5,183
Fee and asset management	1,220	1,194
General and administrative	9,788	7,404
Interest	29,737	31,555
Depreciation and amortization	46,822	42,968
Amortization of deferred financing costs	1,527	726
Expense on deferred compensation plans	5,954	3,482
Total other expenses	100,367	92,512

Gain on sale of unconsolidated joint venture interests	1,136	-
Equity in income (loss) of joint ventures	374	(105)
Income from continuing operations before income taxes	10,921	3,353
Income tax expense - current	(1,320)	(270)
Income from continuing operations	9,601	3,083
Income from discontinued operations	-	698
Net income	9,601	3,781
Less (income) loss allocated to noncontrolling interests from continuing operations	(565)	254
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Net income attributable to common shareholders	$7,286	$2,285

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$9,601	$3,781
Other comprehensive income
Unrealized loss on cash flow hedging activities	(503)	(6,817)
Reclassification of net losses on cash flow hedging activities	5,766	5,879
Reclassification of gain on available-for-sale investment to earnings, net of tax	(3,309)	-
Comprehensive income	11,555	2,843
Less (income) loss allocated to noncontrolling interests from continuing operations	(565)	254
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Comprehensive income attributable to common shareholders	$9,240	$1,347

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.10	$0.03
Net income attributable to common shareholders - diluted	0.10	0.03
Income from continuing operations attributable to common shareholders - basic	0.10	0.02
Income from continuing operations attributable to common shareholders - diluted	0.10	0.02

Weighted average number of common and
common equivalent shares outstanding:
Basic	71,906	66,475
Diluted	72,783	66,648

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2011	2010

Net income attributable to common shareholders	$7,286	$2,285
Real estate depreciation from continuing operations	45,574	41,794
Real estate depreciation from discontinued operations	-	845
Adjustments for unconsolidated joint ventures	2,006	2,163
Gain on sale of unconsolidated joint venture interests	(1,136)	-
Income (loss) allocated to noncontrolling interests	383	(105)
Funds from operations - diluted	$54,113	$46,982

PER SHARE DATA
Funds from operations - diluted	$0.72	$0.68
Cash distributions	0.49	0.45

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	75,021	69,295

PROPERTY DATA
Total operating properties (end of period) (a)	187	185
Total operating apartment homes in operating properties (end of period) (a)	63,798	63,658
Total operating apartment homes (weighted average)	50,881	50,578
Total operating apartment homes - excluding discontinued operations (weighted average)	50,881	49,512

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
			(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
ASSETS
Real estate assets, at cost
Land	$760,397	$760,397	$763,559	$746,195	$748,604
Buildings and improvements	4,690,741	4,680,361	4,613,036	4,521,376	4,527,523
	5,451,138	5,440,758	5,376,595	5,267,571	5,276,127
Accumulated depreciation	(1,335,831)	(1,292,924)	(1,263,173)	(1,221,422)	(1,191,604)
Net operating real estate assets	4,115,307	4,147,834	4,113,422	4,046,149	4,084,523
Properties under development and land	220,641	206,919	198,377	199,012	196,371
Investments in joint ventures	21,196	27,632	33,226	50,392	42,994
Properties held for sale, including land	-	-	9,737	9,692	-
Total real estate assets	4,357,144	4,382,385	4,354,762	4,305,245	4,323,888
Accounts receivable - affiliates	29,973	31,895	32,269	31,993	32,657
Notes receivable - affiliates	-	3,194	17,509	38,478	46,118
Other assets, net (a)	92,051	106,175	105,950	87,371	92,983
Cash and cash equivalents	98,771	170,575	91,071	128,155	28,553
Restricted cash	5,354	5,513	5,174	3,738	3,680
Total assets	$4,583,293	$4,699,737	$4,606,735	$4,594,980	$4,527,879

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,419,681	$1,507,757	$1,507,858	$1,590,287	$1,590,473
Secured	1,054,839	1,055,997	1,034,354	981,816	980,188
Accounts payable and accrued expenses	81,972	81,556	82,598	63,663	69,858
Accrued real estate taxes	16,585	22,338	40,340	28,416	17,005
Distributions payable	38,662	35,295	34,548	34,275	33,403
Other liabilities (b)	134,608	141,496	144,146	137,020	138,136
Total liabilities	2,746,347	2,844,439	2,843,844	2,835,477	2,829,063

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Equity
Common shares of beneficial interest	827	824	804	798	778
Additional paid-in capital	2,783,621	2,775,625	2,673,606	2,641,354	2,548,722
Distributions in excess of net income attributable to common shareholders	(623,740)	(595,317)	(580,046)	(550,039)	(520,798)
Notes receivable secured by common shares	-	-	-	(102)	(101)
Treasury shares, at cost	(460,467)	(461,255)	(461,255)	(461,517)	(461,517)
Accumulated other comprehensive loss (c)	(31,504)	(33,458)	(41,302)	(43,718)	(42,093)
Total common shareholders' equity	1,668,737	1,686,419	1,591,807	1,586,776	1,524,991
Noncontrolling interest	70,284	70,954	73,159	74,802	75,900
Total equity	1,739,021	1,757,373	1,664,966	1,661,578	1,600,891
Total liabilities and equity	$4,583,293	$4,699,737	$4,606,735	$4,594,980	$4,527,879

(a) includes:
net deferred charges of:	$12,677	$13,336	$14,892	$10,193	$10,704

(b) includes:
deferred revenues of:	$2,254	$2,332	$2,347	$2,467	$2,467
distributions in excess of investments in joint ventures of:	$33,442	$32,288	$34,045	$33,074	$32,195
fair value adjustment of derivative instruments:	$31,655	$36,898	$43,267	$43,757	$42,119

(c) Represents the fair value adjustment of derivative instruments, gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax, if any.

CAMDEN							PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2011 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	4,730	874	5,604	-	5,604	-	5,604	187	5,791
Houston, TX	4,462	524	4,986	1,874	6,860	-	6,860	104	6,964
Tampa, FL	5,503	-	5,503	-	5,503	-	5,503	-	5,503
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,545	516	5,061	811	5,872	-	5,872	-	5,872
Los Angeles/Orange County, CA	1,770	290	2,060	421	2,481	-	2,481	-	2,481
Charlotte, NC	3,574	-	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	420	3,977
Atlanta, GA (b)	3,202	-	3,202	234	3,436	110	3,546	-	3,546
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX	1,853	-	1,853	601	2,454	-	2,454	-	2,454
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	816	1,800	3,507	5,307	-	5,307	-	5,307

Total Portfolio	47,600	3,281	50,881	12,807	63,688	110	63,798	711	64,509

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(b) 110 units completed in lease-up in Atlanta, GA are held through a joint venture investment.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (e)

	"Same Property"	Operating	Incl. JVs at	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (c)	Pro Rata % (d)	2011	2010	2010	2010	2010
D.C. Metro	17.7%	19.0%	18.4%	95.5%	95.2%	96.4%	95.8%	94.1%
Houston, TX	8.6%	9.0%	9.2%	91.9%	91.8%	93.4%	93.8%	93.7%
Tampa, FL	8.7%	8.0%	7.8%	93.9%	93.9%	93.8%	93.5%	92.7%
Las Vegas, NV	6.7%	6.2%	7.0%	91.2%	90.9%	92.3%	92.3%	92.0%
SE Florida	7.6%	7.0%	6.8%	94.7%	95.0%	95.0%	95.1%	95.6%
Dallas, TX	6.5%	6.6%	6.6%	94.3%	93.1%	92.5%	91.6%	90.6%
Los Angeles/Orange County, CA	6.2%	6.6%	6.5%	93.7%	92.7%	93.3%	94.2%	93.5%
Charlotte, NC	6.2%	5.8%	5.6%	95.2%	94.3%	95.1%	95.2%	94.5%
Orlando, FL	5.7%	5.8%	5.6%	94.2%	93.6%	94.0%	93.2%	93.0%
Atlanta, GA	5.7%	5.3%	5.1%	93.9%	92.9%	94.2%	94.2%	92.6%
Raleigh, NC	5.1%	4.7%	4.5%	94.6%	93.9%	95.1%	94.5%	93.2%
Denver, CO	4.0%	3.7%	3.9%	92.9%	93.9%	95.7%	95.3%	92.3%
San Diego/Inland Empire, CA	3.7%	3.5%	3.3%	92.7%	91.7%	92.6%	94.3%	93.7%
Austin, TX	2.9%	2.7%	2.8%	93.6%	93.7%	94.8%	93.7%	93.0%
Phoenix, AZ	2.5%	2.3%	2.4%	92.6%	92.1%	92.0%	92.0%	93.2%
Other	2.2%	3.8%	4.5%	93.9%	93.3%	94.6%	95.0%	93.8%

Total Portfolio	100.0%	100.0%	100.0%	93.5%	93.1%	94.0%	93.8%	93.1%

(c) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2011	2010	Change
"Same Property" Communities (a)	47,600	$147,697	$142,398	$5,299
Non-"Same Property" Communities (b)	3,281	12,219	5,843	6,376
Development and Lease-Up Communities (c)	711	-	-	-
Other (d)	-	1,231	1,211	20
Total Property Revenues	51,592	$161,147	$149,452	$11,695

Property Expenses
"Same Property" Communities (a)	47,600	$58,401	$58,296	$105
Non-"Same Property" Communities (b)	3,281	4,477	2,336	2,141
Development and Lease-Up Communities (c)	711	-	-	-
Other (d)	-	1,054	1,215	(161)
Total Property Expenses	51,592	$63,932	$61,847	$2,085

Property Net Operating Income
"Same Property" Communities (a)	47,600	$89,296	$84,102	$5,194
Non-"Same Property" Communities (b)	3,281	7,742	3,507	4,235
Development and Lease-Up Communities (c)	711	-	-	-
Other (d)	-	177	(4)	181
Total Property Net Operating Income	51,592	$97,215	$87,605	$9,610

Income from Discontinued Operations (e)	Three Months Ended March 31,
	2011	2010
Property Revenues	$-	$2,754
Property Expenses	-	1,211
Property Net Operating Income	-	1,543
Depreciation and Amortization	-	(845)
Income from Discontinued Operations	$-	$698

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2010, or communities which underwent major redevelopment after January 1, 2010, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings no longer under active development.
(e)	Represents operating results for communities disposed of during 2010, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN				FIRST QUARTER COMPARISONS
				MARCH 31, 2011
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q11	1Q10	Growth	1Q11	1Q10	Growth	1Q11	1Q10	Growth

D.C. Metro	$22,940	$21,342	7.5%	$7,162	$7,422	(3.5%)	$15,778	$13,920	13.3%
Houston, TX	13,238	13,341	(0.8%)	5,604	5,636	(0.6%)	7,634	7,705	(0.9%)
Tampa, FL	14,237	13,660	4.2%	6,434	6,450	(0.2%)	7,803	7,210	8.2%
Las Vegas, NV	9,698	9,993	(3.0%)	3,690	3,900	(5.4%)	6,008	6,093	(1.4%)
SE Florida	11,322	10,756	5.3%	4,497	4,242	6.0%	6,825	6,514	4.8%
Dallas, TX	10,930	10,525	3.8%	5,135	5,060	1.5%	5,795	5,465	6.0%
Los Angeles/Orange County, CA	8,330	8,141	2.3%	2,810	2,695	4.3%	5,520	5,446	1.4%
Charlotte, NC	9,532	9,301	2.5%	3,989	3,971	0.5%	5,543	5,330	4.0%
Orlando, FL	8,708	8,448	3.1%	3,614	3,714	(2.7%)	5,094	4,734	7.6%
Atlanta, GA	8,849	8,445	4.8%	3,723	3,708	0.4%	5,126	4,737	8.2%
Raleigh, NC	7,179	6,631	8.3%	2,615	2,569	1.8%	4,564	4,062	12.4%
Denver, CO	5,426	5,116	6.1%	1,869	1,660	12.6%	3,557	3,456	2.9%
San Diego/Inland Empire, CA	5,483	5,403	1.5%	2,153	2,257	(4.6%)	3,330	3,146	5.8%
Austin, TX	4,933	4,670	5.6%	2,342	2,321	0.9%	2,591	2,349	10.3%
Phoenix, AZ	3,821	3,690	3.6%	1,619	1,579	2.5%	2,202	2,111	4.3%
Other	3,071	2,936	4.6%	1,145	1,112	3.0%	1,926	1,824	5.6%

Total Same Property	$147,697	$142,398	3.7%	$58,401	$58,296	0.2%	$89,296	$84,102	6.2%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	1Q11	1Q10	Change	1Q11	1Q10	Change

D.C. Metro	4,730	17.7%	95.6%	94.1%	1.5%	$1,524	$1,443	5.6%
Houston, TX	4,462	8.6%	91.5%	93.8%	(2.3%)	961	960	0.1%
Tampa, FL	5,503	8.7%	93.9%	92.7%	1.2%	763	739	3.2%
Las Vegas, NV	3,969	6.7%	92.2%	92.3%	(0.1%)	757	788	(3.9%)
SE Florida	2,520	7.6%	94.7%	95.6%	(0.9%)	1,419	1,335	6.3%
Dallas, TX	4,545	6.5%	94.3%	92.7%	1.6%	722	706	2.3%
Los Angeles/Orange County, CA	1,770	6.2%	93.9%	93.0%	0.9%	1,508	1,498	0.7%
Charlotte, NC	3,574	6.2%	95.2%	94.5%	0.7%	807	787	2.5%
Orlando, FL	3,296	5.7%	94.2%	92.9%	1.3%	803	785	2.3%
Atlanta, GA	3,202	5.7%	93.9%	92.6%	1.3%	846	816	3.7%
Raleigh, NC	2,704	5.1%	94.6%	93.2%	1.4%	795	735	8.2%
Denver, CO	1,851	4.0%	93.0%	92.3%	0.7%	915	872	4.9%
San Diego/Inland Empire, CA	1,196	3.7%	92.7%	93.7%	(1.0%)	1,485	1,450	2.4%
Austin, TX	1,853	2.9%	93.7%	93.2%	0.5%	807	766	5.3%
Phoenix, AZ	1,441	2.5%	93.5%	93.6%	(0.1%)	789	758	4.0%
Other	984	2.2%	94.1%	95.4%	(1.3%)	962	915	5.1%

Total Same Property	47,600	100.0%	93.9%	93.4%	0.5%	$959	$930	3.1%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			MARCH 31, 2011
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q11	4Q10	Growth	1Q11	4Q10	Growth	1Q11	4Q10	Growth

D.C. Metro	$22,940	$22,743	0.9%	$7,162	$6,733	6.4%	$15,778	$16,010	(1.4%)
Houston, TX	13,238	13,155	0.6%	5,604	4,930	13.7%	7,634	8,225	(7.2%)
Tampa, FL	14,237	13,989	1.8%	6,434	5,818	10.6%	7,803	8,171	(4.5%)
Las Vegas, NV	9,698	9,712	(0.1%)	3,690	3,781	(2.4%)	6,008	5,931	1.3%
SE Florida	11,322	11,139	1.6%	4,497	4,163	8.0%	6,825	6,976	(2.2%)
Dallas, TX	10,930	10,685	2.3%	5,135	4,991	2.9%	5,795	5,694	1.8%
Los Angeles/Orange County, CA	8,330	8,100	2.8%	2,810	2,825	(0.5%)	5,520	5,275	4.6%
Charlotte, NC	9,532	9,382	1.6%	3,989	3,874	3.0%	5,543	5,508	0.6%
Orlando, FL	8,708	8,561	1.7%	3,614	3,376	7.0%	5,094	5,185	(1.8%)
Atlanta, GA	8,849	8,695	1.8%	3,723	3,724	(0.0%)	5,126	4,971	3.1%
Raleigh, NC	7,179	6,921	3.7%	2,615	2,498	4.7%	4,564	4,423	3.2%
Denver, CO	5,426	5,477	(0.9%)	1,869	1,890	(1.1%)	3,557	3,587	(0.8%)
San Diego/Inland Empire, CA	5,483	5,426	1.1%	2,153	2,186	(1.5%)	3,330	3,240	2.8%
Austin, TX	4,933	4,868	1.3%	2,342	2,220	5.5%	2,591	2,648	(2.2%)
Phoenix, AZ	3,821	3,709	3.0%	1,619	1,665	(2.8%)	2,202	2,044	7.7%
Other	3,071	3,018	1.8%	1,145	1,118	2.4%	1,926	1,900	1.4%

Total Same Property	$147,697	$145,580	1.5%	$58,401	$55,792	4.7%	$89,296	$89,788	(0.5%)

Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	1Q11	4Q10	Change	1Q11	4Q10	Change
D.C. Metro	4,730	17.7%	95.6%	95.4%	0.2%	$1,524	$1,511	0.8%
Houston, TX	4,462	8.6%	91.5%	91.5%	0.0%	961	957	0.4%
Tampa, FL	5,503	8.7%	93.9%	93.9%	0.0%	763	755	1.1%
Las Vegas, NV	3,969	6.7%	92.2%	91.9%	0.3%	757	762	(0.7%)
SE Florida	2,520	7.6%	94.7%	95.0%	(0.3%)	1,419	1,396	1.7%
Dallas, TX	4,545	6.5%	94.3%	93.9%	0.4%	722	714	1.2%
Los Angeles/Orange County, CA	1,770	6.2%	93.9%	93.1%	0.8%	1,508	1,499	0.6%
Charlotte, NC	3,574	6.2%	95.2%	94.3%	0.9%	807	801	0.8%
Orlando, FL	3,296	5.7%	94.2%	93.5%	0.7%	803	795	1.0%
Atlanta, GA	3,202	5.7%	93.9%	92.9%	1.0%	846	842	0.5%
Raleigh, NC	2,704	5.1%	94.6%	93.9%	0.7%	795	770	3.3%
Denver, CO	1,851	4.0%	93.0%	94.3%	(1.3%)	915	910	0.5%
San Diego/Inland Empire, CA	1,196	3.7%	92.7%	91.7%	1.0%	1,485	1,484	0.1%
Austin, TX	1,853	2.9%	93.7%	93.7%	0.0%	807	795	1.5%
Phoenix, AZ	1,441	2.5%	93.5%	92.3%	1.2%	789	774	2.0%
Other	984	2.2%	94.1%	92.6%	1.5%	962	958	0.5%

Total Same Property	47,600	100.0%	93.9%	93.5%	0.4%	$959	$951	0.8%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

		"SAME PROPERTY" OPERATING EXPENSE
CAMDEN		DETAIL AND COMPARISONS
		MARCH 31, 2011
		(In thousands)

(Unaudited)
					% of Actual 1Q11 Operating
Quarterly Comparison (a)	1Q11	1Q10	$ Change	% Change	Expenses

Property taxes	$15,775	$16,686	$(911)	(5.5%)	27.0%
Salaries and Benefits for On-site Employees	14,055	13,409	646	4.8%	24.1%
Utilities	13,036	12,232	804	6.6%	22.3%
Repairs and Maintenance	8,658	8,454	204	2.4%	14.8%
Property Insurance	3,281	3,844	(563)	(14.6%)	5.6%
Other	3,596	3,671	(75)	(2.0%)	6.2%

Total Same Property	$58,401	$58,296	$105	0.2%	100.0%

					% of Actual 1Q11 Operating
Sequential Comparison (a)	1Q11	4Q10	$ Change	% Change	Expenses

Property taxes	$15,775	$13,674	$2,101	15.4%	27.0%
Salaries and Benefits for On-site Employees	14,055	13,422	633	4.7%	24.1%
Utilities	13,036	13,062	(26)	(0.2%)	22.3%
Repairs and Maintenance	8,658	8,849	(191)	(2.2%)	14.8%
Property Insurance	3,281	3,063	218	7.1%	5.6%
Other	3,596	3,722	(126)	(3.4%)	6.2%

Total Same Property	$58,401	$55,792	$2,609	4.7%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

CAMDEN			JOINT VENTURE OPERATIONS
			(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2011	2010
Property Revenues
Rental revenues	$6,562	$6,743
Other property revenues	1,008	974
Total property revenues	7,570	7,717

Property Expenses
Property operating and maintenance	2,287	2,385
Real estate taxes	792	1,034
Total property expenses	3,079	3,419

Net Operating Income (NOI)	4,491	4,298

Other expenses
Interest	1,991	2,086
Depreciation and amortization	1,996	2,241
Other	130	76
Total other expenses	4,117	4,403

Equity in income (loss) of joint ventures	$374	($105)

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010
BALANCE SHEET DATA (b)
Land	$163,596	$151,384	$207,835	$224,767	$224,767
Buildings and improvements	978,703	956,422	1,066,607	1,118,940	1,116,369
	1,142,299	1,107,806	1,274,442	1,343,707	1,341,136
Accumulated depreciation	(207,860)	(203,673)	(210,378)	(208,560)	(198,220)
Real estate assets, net	934,439	904,133	1,064,064	1,135,147	1,142,916
Properties under development and land	-	7,530	26,516	23,304	23,067
Cash and other assets, net	24,780	23,633	30,827	28,416	25,436
Total assets	$959,219	$935,296	$1,121,407	$1,186,867	$1,191,419

Notes payable	$811,319	$810,095	$949,870	$983,370	$982,546
Notes payable due to Camden	-	3,408	17,696	43,852	50,725
Other liabilities	15,101	16,543	19,193	16,639	14,443
Total liabilities	826,420	830,046	986,759	1,043,861	1,047,714

Members' equity	132,799	105,250	134,648	143,006	143,705
Total liabilities and members' equity	$959,219	$935,296	$1,121,407	$1,186,867	$1,191,419
Camden's equity investment	$21,196	$27,632	$33,226	$50,392	$42,994
Distributions in excess of investment in joint ventures	($33,442)	($32,288)	($34,045)	($33,074)	($32,195)

Camden's pro-rata share of debt (c)	$161,526	$193,130	$249,157	$261,102	$249,195

PROPERTY DATA (end of period)
Total operating properties	44	43	43	43	43
Total operating apartment homes	12,917	12,435	12,834	12,818	12,818
Pro rata share of operating apartment homes	2,517	2,660	2,818	2,843	2,793
Total development properties	-	-	1	-	-
Total development apartment homes	-	-	110	-	-
Pro rata share of development apartment homes	-	-	22	-	-

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden, if any.

CAMDEN							CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2011 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden LaVina (a)	420	$61.0	$32.8	$32.8	3Q10	3Q11	2Q12	3Q14
	Orlando, FL
2.	Camden Summerfield II	187	32.0	12.9	12.9	3Q10	4Q11	1Q12	4Q12
	Landover, MD
3.	Camden Royal Oaks II	104	14.0	3.0	3.0	1Q11	4Q11	2Q12	3Q13
	Houston, TX

Total Development Communities		711	$107.0	$48.7	$48.7

Additional Development Pipeline & Land (b)					171.9

Total Properties Under Development and Land (per Balance Sheet)					$220.6

				Camden
				Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Equity	Construction	Initial	Construction	Stabilized	As of 04/24/11
Communities Completed		Homes	Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Ivy Hall	110	$17.0	$3.0	NA	NA	4Q10	2Q11	85%	80%
	Atlanta, GA
Total Joint Venture Third Party Developed Communities Completed		110	$17.0	$3.0					85%	80%

(a)   Formerly known as Camden Lake Nona.
(b)   Please refer to the Development Pipeline & Land Summary on page 17.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2011 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Noma	317	$30.2
	Washington, DC
2.	Camden Westchase (b)	348	18.2
	Tampa, FL
3.	Camden Town Square (c)	438	18.7
	Orlando, FL
4.	Camden Montague	192	3.8
	Tampa, FL
5.	Camden City Centre II	260	5.6
	Houston, TX
6.	Camden 5400 North Lamar	291	4.5
	Austin, TX
7.	Camden South Capitol	276	9.8
	Washington, DC
8.	Camden Amber Oaks II	244	2.4
	Austin, TX

Development Pipeline		2,366	$93.2

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	16.3	12.9
	Denver, CO	23.3	11.6
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	4.8
	Las Vegas, NV	19.6	4.2
	Other	4.8	2.0

Land Holdings		76.3	78.7

Total Development Pipeline and Land			$171.9

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Formerly known as Camden Countryway.
(c)	Formerly known as Camden Celebration.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN					ACQUISITIONS & DISPOSITIONS

(Unaudited)

2011 ACQUISITION/DISPOSITION ACTIVITY

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Heights	Houston, TX	Multifamily	352	2004	02/16/11
2.	Camden Design District	Dallas, TX	Multifamily	355	2009	03/21/11
3.	Camden Phipps	Atlanta, GA	Multifamily	234	1996	03/23/11

Total Joint Venture Acquisitions		$122.6 million		941 apartment homes
Pro Rata Joint Venture Acquisitions		$24.5 million

Joint Venture Dispositions		Location	Property Type	Apartment Homes / Acreage	Year Built	Closing Date
1.	Belle Meade	Houston, TX	Multifamily	119	2010	03/10/11
2.	Braeswood Place	Houston, TX	Multifamily	340	2009	03/10/11
3.	Lakes at 610	Houston, TX	Undeveloped Land	6.1	N/A	03/10/11

Total Joint Venture Dispositions		$19.3 million (a)		459 apartment homes
				6.1 acres

(a) Net proceeds to Camden after debt.

CAMDEN					DEBT ANALYSIS
				(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2011:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2011	$3,280	$31,476	$35,000	$69,756	2.8%	4.3%
2012	3,800	69,541	689,667	763,008	30.8%	5.4%
2013	2,542	25,831	200,000	228,373	9.2%	5.4%
2014	2,520	8,827	-	11,347	0.5%	6.0%
2015	2,708	-	250,000	252,708	10.2%	5.1%
Thereafter	83,471	819,107	246,750	1,149,328	46.5%	4.6%
Total Maturing Debt	$98,321	$954,782	$1,421,417	$2,474,520	100.0%	5.0%

Unsecured Line of Credit	-	-	-	-	-	N/A
Total Debt	$98,321	$954,782	$1,421,417	$2,474,520	100.0%	5.0%

Weighted Average Maturity of Debt		5.5 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$229,936	9.3%	1.3%	8.7 Years
Fixed rate debt		2,244,584	90.7%	5.3%	5.1 Years
Total		$2,474,520	100.0%	5.0%	5.5 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,419,681	57.4%	5.4%	2.9 Years
Secured debt		1,054,839	42.6%	4.4%	8.8 Years
Total		$2,474,520	100.0%	5.0%	5.5 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$824,903	78.2%	5.2%	8.9 Years
Conventional variable-rate mortgage debt (a)		189,926	18.0%	1.2%	6.9 Years
Tax exempt variable rate debt		40,010	3.8%	1.7%	17.2 Years
Total		$1,054,839	100.0%	4.4%	8.8 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,406	72.5%	$4,039,728	71.2%
Encumbered real estate assets		14,186	27.5%	1,632,051	28.8%
Total		51,592	100.0%	$5,671,779	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.8 times

(a)	Mortgage debt includes a construction loan for Camden Travis Street with a $31.5MM balance at 3/31/11, of which $16.6MM was fixed utilizing an interest rate swap.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN				DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2011 AND 2012:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2011	$1,179	$-	$35,000	$36,179	5.0%
3Q 2011	1,035	31,476	-	32,511	3.4%
4Q 2011	1,066	-	-	1,066	N/A
2011	$3,280	$31,476	$35,000	$69,756	4.3%

1Q 2012	$1,080	$-	$-	$1,080	N/A
2Q 2012	1,078	-	-	1,078	N/A
3Q 2012	922	69,541	-	70,463	5.0%
4Q 2012	720	-	689,667	690,387	5.4%
2012	$3,800	$69,541	$689,667	$763,008	5.4%

CAMDEN		DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	< 60%	42%	Yes

Secured Debt to Gross Asset Value	< 35%	17%	Yes

Consolidated EBITDA to Total Fixed Charges	> 150%	238%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	> 200%	313%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	> 11.5%	17%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	< 60%	42%	Yes

Total Secured Debt to Total Asset Value	< 40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	> 150%	300%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	278%	Yes
Annual Service Charges

(a)
For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2011:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2011	$272	$2,100	$2,372	1.5%	2.6%
2012	412	115,562	115,974	71.8%	5.0%
2013	558	-	558	0.4%	N/A
2014	631	11,710	12,341	7.6%	5.7%
2015	439	5,900	6,339	3.9%	2.0%
Thereafter	4,637	17,504	22,141	13.7%	3.8%
Total Maturing Debt	$6,949	$152,776	$159,725	98.9%	4.7%

Subscription line of credit (b)	-	1,801	1,801	1.1%	1.5%
Total Debt	$6,949	$154,577	$161,526	100.0%	4.7%

Weighted Average Maturity of Debt (a)		2.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$22,447	13.9%	1.7%	5.9 Years
Fixed rate debt		139,079	86.1%	5.2%	2.1 Years
Total		$161,526	100.0%	4.7%	2.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$139,079	86.1%	5.2%	2.1 Years
Conventional variable-rate mortgage debt		9,680	6.0%	1.7%	3.2 Years
Tax exempt variable rate debt		4,579	2.8%	0.9%	21.0 Years
Variable-rate construction loans		6,387	4.0%	2.2%	0.8 Years
Subscription line of credit		1,801	1.1%	1.5%	0.4 Years
Total		$161,526	100.0%	4.7%	2.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		12,917	$1,142,299
Total		12,917	$1,142,299

(a)	Excluding unexercised extension options.
(b)	As of March 31, 2011 these borrowings were drawn under a subscription secured line of credit with $15.0 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2011 and 2012: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
2Q 2011	$75	$-	$75	-
3Q 2011	97	1,801	1,898	1.5%
4Q 2011	100	2,100	2,200	2.6%
2011	$272	$3,901	$4,173	2.1%

1Q 2012	$102	$4,287	$4,389	2.0%
2Q 2012	101	54,521	54,622	5.1%
3Q 2012	103	35,980	36,083	4.7%
4Q 2012	106	20,774	20,880	5.8%
2012	$412	$115,562	$115,974	5.0%

(a)	3Q 2011 maturities include a subscription secured line of credit with $1,801 (Camden's pro-rata share) outstanding as of March 31, 2011. The line of credit has $15.0 million in total capacity.

CAMDEN			CAPITALIZED EXPENDITURES
			& MAINTENANCE EXPENSE
			(In thousands, except unit data)

(Unaudited)
	First Quarter 2011
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (a)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.6 years	$2,261	$44	$690	$14
Appliances	9.6 years	1,081	21	175	3
Painting	-	-	-	1,313	26
Cabinetry/Countertops	10.0 years	270	5	-	-
Other	9.2 years	788	15	479	9
Exteriors
Painting	5.0 years	269	5	-	-
Carpentry	10.0 years	471	9	-	-
Landscaping	5.6 years	372	7	2,816	55
Roofing	20.0 years	239	5	49	1
Site Drainage	10.0 years	115	2	-	-
Fencing/Stair	10.0 years	159	3	-	-
Other (b)	7.7 years	1,155	23	2,547	50
Common Areas
Mech., Elec., Plumbing	9.5 years	1,055	21	882	17
Parking/Paving	5.0 years	41	1	-	-
Pool/Exercise/Facility	8.4 years	1,360	27	292	6

		$9,636	$189	$9,243	$182

Weighted Average Apartment Homes			50,881		50,881

(a)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2011.
(b)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's  definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP  financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating  activities as a measure of our liquidity

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance   with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization,  and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a   company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended
	March 31,
	2011	2010
Net income attributable to common shareholders	$7,286	$2,285
Real estate depreciation from continuing operations	45,574	41,794
Real estate depreciation from discontinued operations	-	845
Adjustments for unconsolidated joint ventures	2,006	2,163
(Gain) on sale of unconsolidated joint venture interests	(1,136)	-
Income (loss) allocated to noncontrolling interests	383	(105)
Funds from operations - diluted	$54,113	$46,982

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	72,783	66,648
FFO diluted	75,021	69,295

Net income attributable to common shareholders - diluted	$0.10	$0.03
FFO per common share - diluted	$0.72	$0.68

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q11 Range		2011 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.14	$0.18	$0.39	$0.59
Expected real estate depreciation	0.59	0.59	2.37	2.37
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.14	0.14
Recognized (gain) on sale of unconsolidated joint venture interests	0.00	0.00	(0.02)	(0.02)
Expected income allocated to noncontrolling interests	0.00	0.00	0.02	0.02
Expected FFO per share - diluted	$0.76	$0.80	$2.90	$3.10

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the  operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.   A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended
	March 31,
	2011	2010
Net income attributable to common shareholders	$7,286	$2,285
Less: Fee and asset management income	(1,838)	(1,838)
Less: Interest and other income	(4,771)	(3,045)
Less: (Income) loss on deferred compensation plans	(5,954)	(3,482)
Plus: Property management expense	5,319	5,183
Plus: Fee and asset management expense	1,220	1,194
Plus: General and administrative expense	9,788	7,404
Plus: Interest expense	29,737	31,555
Plus: Depreciation and amortization	46,822	42,968
Plus: Amortization of deferred financing costs	1,527	726
Plus: Expense (benefit) on deferred compensation plans	5,954	3,482
Less: (Gain) on sale of unconsolidated joint venture interests	(1,136)	-
Less: Equity in (income) loss of joint ventures	(374)	105
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	565	(254)
Plus: Income tax expense - current	1,320	270
Less: (Income) from discontinued operations	-	(698)
Net Operating Income (NOI)	$97,215	$87,605

"Same Property" Communities	$89,296	$84,102
Non-"Same Property" Communities	7,742	3,507
Other	177	(4)
Net Operating Income (NOI)	$97,215	$87,605

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, and income (loss) allocated to noncontrolling interests.   The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common   shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.   A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2011	2010
Net income attributable to common shareholders	$7,286	$2,285
Plus: Interest expense	29,737	31,555
Plus: Amortization of deferred financing costs	1,527	726
Plus: Depreciation and amortization	46,822	42,968
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	565	(254)
Plus: Income tax expense - current	1,320	270
Plus: Real estate depreciation from discontinued operations	-	845
Less: (Gain) on sale of unconsolidated joint venture interests	(1,136)	-
Less: Equity in (income) loss of joint ventures	(374)	105
EBITDA	$87,497	$80,250

CAMDEN			OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q2 '11	Q3 '11	Q4 '11	Q1 '12
Earnings release & conference call		Late July	Late Oct	Early Feb	Early May

Dividend Information - Common Shares:		Q1 '11
Declaration Date		03/14/11
Record Date		03/31/11
Payment Date		04/18/11
Distributions Per Share		$0.49

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/11

(Unaudited)							1Q11 Avg
			Year Placed	Average	Apartment	1Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$770	$0.98
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	91%	671	0.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	861	0.81
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	94%	785	0.85
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	909	0.87
Camden Sierra (1)	Peoria	AZ	1997	925	288	89%	660	0.71
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	677	0.78
Camden Vista Valley	Mesa	AZ	1986	923	357	90%	610	0.66
TOTAL ARIZONA	8	Properties		951	2,433	93%	753	0.80

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	1,510	1.50
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,867	1.91
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	1,708	1.69
Camden Martinique	Costa Mesa	CA	1986	794	714	93%	1,250	1.57
Camden Parkside (1)	Fullerton	CA	1972	836	421	92%	1,183	1.42
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,433	1.61
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,476	1.63

Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,537	1.48
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	92%	1,472	1.53
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,854	2.07
Camden Vineyards	Murrieta	CA	2002	1,053	264	90%	1,215	1.15
Total San Diego/Inland Empire	4	Properties		995	1,196	93%	1,485	1.49

TOTAL CALIFORNIA	10	Properties		934	3,677	93%	1,479	1.58

Camden Caley	Englewood	CO	2000	925	218	95%	885	0.96
Camden Centennial	Littleton	CO	1985	744	276	92%	683	0.92
Camden Denver West (1)	Golden	CO	1997	1,015	320	93%	1,052	1.04
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,107	0.96
Camden Interlocken	Broomfield	CO	1999	1,022	340	92%	1,113	1.09
Camden Lakeway	Littleton	CO	1997	932	451	93%	884	0.95
Camden Pinnacle	Westminster	CO	1985	748	224	93%	697	0.93
TOTAL COLORADO	7	Properties		949	2,171	93%	935	0.99

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	97%	1,354	1.28
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,256	1.20
Camden College Park	College Park	MD	2008	942	508	95%	1,550	1.65
Camden Dulles Station	Oak Hill	VA	2009	984	366	95%	1,512	1.54
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,530	1.45
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,566	1.68
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,569	1.57
Camden Grand Parc	Washington	DC	2002	674	105	98%	2,375	3.52
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,301	1.29
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,568	1.53
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,439	1.68
Camden Potomac Yard	Arlington	VA	2008	835	378	94%	1,867	2.24
Camden Roosevelt	Washington	DC	2003	856	198	99%	2,288	2.67
Camden Russett	Laurel	MD	2000	992	426	94%	1,377	1.39
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,318	1.35
Camden Summerfield	Landover	MD	2008	957	291	93%	1,516	1.59
TOTAL DC METRO	16	Properties		963	5,604	95%	1,526	1.58

Camden Aventura	Aventura	FL	1995	1,108	379	93%	1,390	1.25
Camden Brickell	Miami	FL	2003	937	405	96%	1,444	1.54
Camden Doral	Miami	FL	1999	1,120	260	95%	1,488	1.33
Camden Doral Villas	Miami	FL	2000	1,253	232	93%	1,603	1.28
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,554	1.49
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,266	1.05
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,296	1.17
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,419	1.29

Camden Club	Longwood	FL	1986	1,077	436	94%	825	0.77
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	932	0.87
Camden Lago Vista	Orlando	FL	2005	955	366	95%	851	0.89
Camden Landings	Orlando	FL	1983	748	220	94%	647	0.86
Camden Lee Vista	Orlando	FL	2000	937	492	94%	821	0.88
Camden Orange Court	Orlando	FL	2008	812	261	95%	1,051	1.31
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	773	0.86
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	686	0.83
Camden World Gateway	Orlando	FL	2000	979	408	95%	906	0.93
Total Orlando	9	Properties		928	3,557	94%	821	0.89

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/11

(Unaudited)							1Q11 Avg
			Year Placed	Average	Apartment	1Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	820	0.87
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	662	0.86
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	712	0.95
Camden Citrus Park	Tampa	FL	1985	704	247	94%	640	0.91
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	646	0.88
Camden Lakeside	Brandon	FL	1986	729	228	94%	710	0.97
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	756	0.69
Camden Preserve	Tampa	FL	1996	942	276	94%	971	1.03
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	868	0.85
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	918	0.90
Camden Westshore	Tampa	FL	1986	728	278	94%	786	1.08
Camden Woods	Tampa	FL	1986	1,223	444	94%	801	0.66
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	763	0.85

TOTAL FLORIDA	28	Properties		951	11,580	94%	923	0.97

Camden Brookwood	Atlanta	GA	2002	912	359	94%	934	1.02
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	847	0.84
Camden Deerfield	Alpharetta	GA	2000	1,187	292	92%	897	0.76
Camden Ivy Hall (1) (2)	Atlanta	GA	2010	1,181	110	Lease Up	1,653	1.40
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	91%	936	1.00
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	856	0.83
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	96%	1,166	1.15
Camden River	Duluth	GA	1997	1,103	352	94%	848	0.77
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	817	0.71
Camden St. Clair	Atlanta	GA	1997	999	336	93%	862	0.86
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	742	0.74
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	93%	704	0.61
TOTAL GEORGIA	12	Properties		1,045	3,546	94%	893	0.85

Camden Brookside (1)	Louisville	KY	1987	732	224	93%	661	0.90
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	94%	687	0.92
Camden Oxmoor (1)	Louisville	KY	2000	903	432	94%	834	0.92
Camden Prospect Park (1)	Louisville	KY	1990	916	138	95%	770	0.84
TOTAL KENTUCKY	4	Properties		820	1,194	94%	745	0.91

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	92%	654	0.78
Total Kansas City	1	Property		834	596	92%	654	0.78

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	628	0.74
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	94%	814	0.98
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	745	0.79
Camden Westchase (1)	St. Louis	MO	1986	945	160	95%	860	0.91
Total St. Louis	4	Properties		896	1,447	94%	737	0.82

TOTAL MISSOURI	5	Properties		878	2,043	93%	713	0.81

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	90%	720	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	93%	724	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	94%	845	0.86
Camden Commons	Henderson	NV	1988	936	376	90%	738	0.79
Camden Cove	Las Vegas	NV	1990	898	124	94%	718	0.80
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	883	0.90
Camden Fairways	Henderson	NV	1989	896	320	94%	864	0.97
Camden Hills	Las Vegas	NV	1991	439	184	86%	500	1.14
Camden Legends	Henderson	NV	1994	792	113	95%	811	1.02
Camden Palisades	Las Vegas	NV	1991	905	624	91%	729	0.81
Camden Pines (1)	Las Vegas	NV	1997	982	315	90%	794	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	94%	730	0.74
Camden Summit (1)	Henderson	NV	1995	1,187	234	95%	1,086	0.91
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	93%	841	0.81
Camden Vintage	Las Vegas	NV	1994	978	368	92%	715	0.73
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	759	0.87
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	91%	754	0.77
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	92%	637	0.73
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	89%	786	0.69
Oasis Island (1)	Las Vegas	NV	1990	901	118	91%	641	0.71
Oasis Landing (1)	Las Vegas	NV	1990	938	144	91%	695	0.74
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	90%	737	0.72
Oasis Palms (1)	Las Vegas	NV	1989	880	208	90%	670	0.76
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	92%	718	0.77
Oasis Place (1)	Las Vegas	NV	1992	440	240	89%	507	1.15
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	83%	424	1.08
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	785	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	90%	591	0.71
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	88%	737	0.64
TOTAL NEVADA	29	Properties		903	8,016	91%	732	0.81

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/11

(Unaudited)							1Q11 Avg
			Year Placed	Average	Apartment	1Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	823	0.79
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,047	1.16
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,059	1.24
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	770	0.74
Camden Forest	Charlotte	NC	1989	703	208	95%	557	0.79
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	711	0.76
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,155	1.09
Camden Habersham	Charlotte	NC	1986	773	240	95%	607	0.79
Camden Park Commons	Charlotte	NC	1997	861	232	92%	629	0.73
Camden Pinehurst	Charlotte	NC	1967	1,147	407	93%	720	0.63
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	762	0.78
Camden Simsbury	Charlotte	NC	1985	874	100	97%	697	0.80
Camden South End Square	Charlotte	NC	2003	882	299	96%	945	1.07
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	860	0.78
Camden Touchstone	Charlotte	NC	1986	899	132	96%	708	0.79
Total Charlotte	15	Properties		961	3,574	95%	807	0.84

Camden Crest	Raleigh	NC	2001	1,013	438	95%	757	0.75
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	854	0.82
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	780	0.73
Camden Manor Park	Raleigh	NC	2006	966	484	94%	812	0.84
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	857	0.81
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	678	0.70
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	882	0.86
Total Raleigh	7	Properties		1,017	2,704	95%	795	0.78

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	802	0.81

Camden Valleybrook	Chadds Ford	PA	2002	992	352	93%	1,297	1.31
TOTAL PENNSYLVANIA	1	Property		992	352	93%	1,297	1.31

Camden Amber Oaks (1)	Austin	TX	2009	862	348	93%	790	0.92
Camden Cedar Hills	Austin	TX	2008	911	208	94%	949	1.04
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	952	1.00
Camden Huntingdon	Austin	TX	1995	903	398	93%	723	0.80
Camden Laurel Ridge	Austin	TX	1986	702	183	93%	579	0.83
Camden Ridgecrest	Austin	TX	1995	855	284	93%	678	0.79
Camden South Congress (1)	Austin	TX	2001	975	253	94%	1,363	1.40
Camden Stoneleigh	Austin	TX	2001	908	390	96%	872	0.96
Total Austin	8	Properties		894	2,454	94%	862	0.96

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	894	1.03
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	677	0.87
Camden Miramar (3)	Corpus Christi	TX	1994-2010	485	816	97%	947	2.06
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	96%	1,003	0.95
Total Corpus Christi	4	Properties		697	1,718	95%	893	1.28

Camden Addison (1)	Addison	TX	1996	942	456	96%	768	0.81
Camden Buckingham	Richardson	TX	1997	919	464	93%	781	0.85
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	769	0.84
Camden Cimarron	Irving	TX	1992	772	286	96%	771	1.00
Camden Design District (1)	Dallas	TX	2009	939	355	94%	1,056	1.12
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	868	0.93
Camden Gardens	Dallas	TX	1983	652	256	96%	526	0.81
Camden Glen Lakes	Dallas	TX	1979	877	424	94%	729	0.83
Camden Legacy Creek	Plano	TX	1995	831	240	96%	827	0.99
Camden Legacy Park	Plano	TX	1996	871	276	96%	851	0.98
Camden Springs	Dallas	TX	1987	713	304	95%	549	0.77
Camden Valley Creek	Irving	TX	1984	855	380	93%	625	0.73
Camden Valley Park	Irving	TX	1986	743	516	93%	722	0.97
Camden Valley Ridge	Irving	TX	1987	773	408	94%	573	0.74
Camden Westview	Lewisville	TX	1983	697	335	93%	581	0.83
Total Dallas/Ft. Worth	15	Properties		843	5,872	94%	746	0.89

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/11

(Unaudited)							1Q11 Avg
			Year Placed	Average	Apartment	1Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Baytown	Baytown	TX	1999	844	272	88%	772	0.92
Camden City Centre	Houston	TX	2007	932	379	97%	1,260	1.35
Camden Creek	Houston	TX	1984	639	456	89%	577	0.90
Camden Greenway	Houston	TX	1999	861	756	92%	1,022	1.19
Camden Heights (1)	Houston	TX	2004	927	352	97%	1,079	1.16
Camden Holly Springs (1)	Houston	TX	1999	934	548	93%	880	0.94
Camden Midtown	Houston	TX	1999	844	337	96%	1,199	1.42
Camden Oak Crest	Houston	TX	2003	870	364	90%	817	0.94
Camden Park (1)	Houston	TX	1995	866	288	92%	775	0.90
Camden Plaza	Houston	TX	2007	915	271	91%	1,234	1.35
Camden Royal Oaks	Houston	TX	2006	923	236	87%	1,119	1.21
Camden Steeplechase	Houston	TX	1982	748	290	89%	620	0.83
Camden Stonebridge	Houston	TX	1993	845	204	90%	786	0.93
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	91%	844	0.92
Camden Travis Street (1)	Houston	TX	2010	819	253	96%	1,267	1.55
Camden Vanderbilt	Houston	TX	1996/1997	863	894	93%	1,110	1.29
Camden Whispering Oaks	Houston	TX	2008	934	274	91%	974	1.04
Camden Yorktown (1)	Houston	TX	2008	995	306	93%	897	0.90
Total Houston	18	Properties		869	6,860	92%	966	1.11

TOTAL TEXAS	45	Properties		846	16,904	93%	867	1.02

TOTAL PROPERTIES	187	Properties		921	63,798	94%	$941	$1.02

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of March 31, 2011 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.